SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934






      Date of Report (Date of earliest event reported): December 20, 1999
                                                       (December 2, 1999)



                             LaserSight Incorporated
                             -----------------------
             (Exact name of registrant as specified in its charter)



     Delaware                         0-19671                65-0273162
     --------                         -------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)          Identification No.)



        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (407) 678-9900
                                 --------------
                         (Registrant's telephone number)

Item 5.  Other Events.


         On December 2, 1999, LaserSight's Board of Directors adopted the Amended and Restated Bylaws attached hereto as Exhibit 3.2 (the "Amended Bylaws"). The Amended Bylaws replace the bylaws adopted by LaserSight in 1987 when it was a private company.

         The Amended Bylaws provide that stockholders who wish to nominate directors or make proposals to be presented at an annual meeting of stockholders generally must provide advance notice to LaserSight not less than 90 days nor more than 120 days prior to the anniversary of the prior year's annual meeting. Under the Amended By-laws, to be properly brought before the next annual meeting of stockholders of the Company, stockholder proposals and nominations for election of directors must be received by the Secretary of the Company no earlier than February 20, 2000 and no later than March 21, 2000.

         The Amended By-laws also establish the procedures to be followed in connection with a stockholder action by written consent in lieu of a meeting. Upon receipt of a request for a record date for a stockholder action by written consent which complies with the requirements of the Amended By-laws, the Amended By-laws provide for the setting of a record date and procedures for determining the sufficiency of such action by written consent. The Amended Bylaws also include provisions dealing with the conduct of stockholder meetings and adjournments, postponements and cancellations of stockholder meetings. The Amended Bylaws can be amended by LaserSight's Board of Directors or by the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of LaserSight entitled to vote generally in the election of directors.

         The foregoing summary of certain terms of the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-laws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


Exhibit
Number        Description
------        ------------------
 3.2          Amended and Restated Bylaws

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LASERSIGHT INCORPORATED

                                               By   /s/ Michael R. Farris
                                                    ----------------------------
                                               Name:    Michael R. Farris
                                               Title:   Chief Executive Officer

Date: December 20, 1999

                                  EXHIBIT INDEX



     Exhibit                Description
     -------                -----------
      Number
       3.2          Amended and Restated Bylaws